FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com NASDAQ: FRME Michael C. Rechin Mark K. Hardwick Michael J. Stewart John J. Martin President Executive Vice President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Banking Officer Chief Credit Officer Chief Operating Officer ® 3rd Quarter 2016

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Forward-Looking Statement ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Why Invest in First Merchants? www.firstmerchants.com 3 ®

Financial Highlights Assets $7,022,352 Loans, Net $4,910,388 Deposits $5,444,240 Tangible Common Equity $640,897 TCE/TA 9.48% 2016 Net Income – YTD $58,758 2016 ROAA – YTD 1.15% 2016 ROATCE - YTD 12.97% NPAs/Loans + OREO 0.97% THE STRENGTH OF BIG. THE SERVICE OF SMALL. Company Profile (as of 9/30/2016) www.firstmerchants.com 4 Market Information Common Shares Outstanding $40,799,025 Market Cap $ 1,091,374 Dividend Yield 1.87% Price/Tangible Book Value 1.69x Price/LTM EPS 14.9x Price/2016 Est. EPS 13.9x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Financial Officer & Chief Operating Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 123rd anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ® ($ in Thousands)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Our Franchise www.firstmerchants.com 5 First Merchants Corporation operates more than 100 locations in 27 Indiana counties, 2 Ohio counties, and 2 Illinois counties Key Market Profiles Loans Deposits $2,176M Indianapolis $1,542M 940M Muncie 1,559M 643M Munster 981M 573M Lafayette 1,005M 642M Columbus 357M (as of September 30, 2016) ®

Key FMC Deposit Market Share
FDIC Data June 30, 2016

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	46.17%	$ 893,981
Jasper County, IN	Lafayette (Established)	1	31.26%	198,089
White County, IN	Lafayette (Established)	1	33.24%	159,014
Shelby County, IN	Indianapolis (Growth)	1	19.18%	103,239
Jay County, IN	Muncie (Established)	1	44.32%	91,506
Union County, IN	Muncie (Established)	1	43.39%	47,973
Tippecanoe County, IN	Lafayette (Established)	2	20.91%	510,925
Madison County, IN	Indianapolis (Growth)	2	24.59%	325,704
Henry County, IN	Muncie (Established)	2	37.87%	238,625
Wabash County, IN	Muncie (Established)	2	14.87%	54,790
Hendricks County, IN	Indianapolis (Growth)	3	11.33%	240,483
Adams County, IN	Muncie (Established)	3	16.69%	104,959
Randolph County, IN	Muncie (Established)	3	7.61%	63,409
Clinton County, IN	Lafayette (Established)	3	13.77%	60,689
Morgan County, IN	Indianapolis (Growth)	4	11.59%	98,643
Hancock County, IN	Indianapolis (Growth)	4	8.61%	80,930
Carroll County, IN	Lafayette (Established)	4	10.66%	32,907
Brown County, IN	Indianapolis (Growth)	4	19.11%	18,656
Lake County, IN	Lafayette (Established)	5	7.83%	670,030
Hamilton County, IN	Indianapolis (Growth)	5	6.37%	522,258
Johnson County, IN	Indianapolis (Growth)	5	7.23%	142,769
Fayette County, IN	Muncie (Established)	5	8.47%	26,526
Miami County, IN	Muncie (Established)	5	7.99%	31,331
Sub Total				$4,717,436
First Merchants Total				$5,447,848

www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. 6

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 7  Commercial Bank • Lending Engine  Supported by Consumer Retail Bank • Deposit Engine  Growth • Organic • Growth by Acquisition ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 8  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 9  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 10 “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Specialty Finance • Healthcare Services • Real Estate • Cash Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Madison, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Delaware, Fayette, Henry, Jay, Miami, Randolph, Union, Wabash, Wayne Counties, IN Butler, County, OH Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL Vision, Mission, Culture Statement, Core Values, Business Model How We Deliver ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Organic Growth Opportunities Exists in All Directions www.firstmerchants.com 12 Lafayette MSA Entered: 2002 Total Population: 217,817 Deposit Market Share: 18.18% Indianapolis MSA Entered: 1998 Total Population: 2,017,134 Deposit Market Share: 3.41% Columbus, Ohio MSA Entered: 2003 Total Population: 2,058,417 Deposit Market Share: .55% Northwest Indiana MSA* Entered: 2013 Total Population: 687,070 Deposit Market Share: 13.72% *Includes Jasper, Lake, and Porter counties ® LEGACY MARKET Muncie MSA Established: 1893 Total Population: 116,511 Current Market Share: 46.17%

13 Ranked Best in the Midwest for Business*  AAA Credit Rating**  1st in the Nation for Small Business Growth  1st Nationally for Cost of Doing Business  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  Regulatory Climate Ranks 2nd in the Nation  4th Nationally for Cost of Living  8th Best State for Business Indiana THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com *IEDC **S&P, Moody’s & Fitch

14 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 12 893,981 46.17% 2 Mutual First Financial 9 476,957 24.63% 3 J.P. Morgan Chase 4 220,534 11.39% 4 Old National Bancorp 7 206,538 10.67% 5 Star Financial Group 3 136,933 7.07% 6 Woodforest Financial Group 1 1,391 0.07% Market Total 38 $1,936,334 Projected HHI & Pop. Change 2017-2022 *SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market ® 7.27% 8.00% 8.01% 3.77% 2.11% 0.15% U.S. Indiana Delaware Co. HHI Pop.

7.27% 8.00% 8.97% 3.77% 2.11% 7.34% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2017-2022 15 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 First Internet Bancorp 1 1,397,573 17.05% 2 JPMorgan Chase & Co. 15 1,339,119 16.34% 3 Merchants Bancorp 2 1,119,000 13.65% 4 PNC Financial Services Group 12 566,061 6.91% 5 First Merchants Corporation 12 522,258 6.37% 6 Lakeland Financial Corp 3 520,349 6.35% 7 Fifth Third Bancorp 7 465,152 5.68% 8 Huntington Bancshares 12 408,965 4.99% 9 Bank of Montreal 9 359,542 4.39% 10 KeyCorp 7 271,393 3.31% Market Total 117 $8,195,095  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population has grown 2% since 2010*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers Indianapolis Market ®

7.27% 8.00% 3.77% 3.77% 2.11% 5.19% U.S. Indiana Tippecanoe Co. HHI Pop. 16 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 701,835 28.72% 2 First Merchants Corporation 9 510,925 20.91% 3 Regions Financial Corp 7 296,336 12.13% 4 Old National Bancorp 5 257,117 10.52% 5 Lafayette Community Bancorp 4 149,577 6.12% 6 First Bancshares, Inc. 4 125,097 5.12% 7 Huntington Bancshares, Inc. 4 123,337 5.05% 8 Fifth Third Bancorp 3 86,976 3.56% 9 1st Source Corp 3 66,711 2.73% 10 Salin Bancshares 3 47,662 1.95% Market Total 57 $ 2,443,556  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **Indianapolis Business Journal Lafayette Market ®

17 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 24 $ 1,812,142 21.17% 2 First Bancshares, Inc. 29 1,790,048 20.91% 3 First Midwest Bancorp 21 1,015,796 11.87% 4 Northwest Indiana Bancorp 15 731,032 8.54% 5 First Merchants Corporation 11 670,030 7.83% 6 First Financial Bancorp 7 652,030 7.62% 7 Fifth Third Bancorp 13 499,788 5.84% 8 Bank of Montreal 15 478,887 5.59% 9 PNC Financial Services Group 4 172,235 2.01% 10 AMB Financial Corp 4 172,143 2.01% Market Total 163 $ 8,560,942  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 7.27% 8.00% 8.16% 3.77% 2.11% -0.54% U.S. Indiana Lake County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market ® Projected HHI & Pop. Change 2017-2022

18  Second-most populous county in Ohio  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University 7.27% 8.07% 7.59% 3.77% 0.89% 5.04% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 70 $ 19,176,982 39.51% 2 JP Morgan Chares & Co 49 12,524,687 25.80% 3 PNC Financial Services Group 42 5,243,661 10.80% 4 Fifth Third Bancorp 42 4,775,613 9.84% 5 U. S. Bancorp 34 1,282,621 2.64% 6 Key Corp 21 1,171,856 2.41% 7 Wells Fargo & Co 1 802,026 1.65% 8 Heartland BancCorp 11 508,956 1.05% 9 WesBanco Inc. 10 466,849 .96% 10 First Financial Bancorp 6 458,581 .94% 12 First Merchants Corporation 7 325,171 0.67% Market Total 330 $ 48,539,002 Columbus, Ohio Market ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Growth Through Acquisition www.firstmerchants.com 19  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 20 FIRST MERCHANTS ACQUISITION EXPERIENCE 1893-2016 ®

21  Continuous Relationship Building  Complete and Thorough Due Diligence Process  Demonstrated Pricing Discipline: • Average Price to TBV of 129% • Average EPS Accretion within One Year • Average TBV Earn-back of 2.8 Years  Detailed Project Managed Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center FIRST MERCHANTS ACQUISITION PROCESS ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Operational Delivery Highlights www.firstmerchants.com 22 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners ®

 Retail Households: 145K  Online Banking/Digital Channel • Consumer: 62K Users • 810K logins monthly • 12K bill pay users • 74K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2M Items ($5B) • # Received: 12M Items ($17B) • Mobile: 26K Users • 22 average logins per month • 80% average active user rate • Domestic Wires • # Originated: 33K Items ($9B) • # Received: 31K Items ($14B) • Business: 9K Users • 10% use ACH/Wire/Positive Pay • International Wires • # Originated: 4K Items ($207M) • # Received: 530 Items ($8M) • Total ATMS: 124  Total Debit Cards • 137K active cards • 3M monthly card swipes • $100M in monthly volume • Commercial Remote Deposit Capture • 462 businesses using solution • 117K deposits annually • 1.3M items deposited annually • $2.7B in total deposits 23 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 24 3rd Quarter 2016 Highlights  Record Net Income of $21.1 Million, a 23.4% Increase over 3Q2015  Earnings Per Share of $0.51, a 13.3% Increase over 3Q2015; Highest in Company’s History  Total Assets Crossed the $7 Billion Level and Grew by 13.5% over 3Q2015  $280 Million of Organic Loan Growth for the Year Reflects an 8% Annualized Growth Rate  Net Interest Margin Stays Strong; Expanding to 3.94%  1.22% Return on Average Assets  Efficiency Ratio of 55.12% ® “Record Level Performance Metrics”

25 Total Assets ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Investments $1,181 $1,277 $1,271 $1,298 $1,300 2. Loans Held for Sale 7 10 4 19 1 3. Loans 3,925 4,694 4,710 4,791 4,974 4. Allowance (64) (62) (62) (62) (63) 5. CD&I & Goodwill 219 260 262 261 260 6. BOLI 169 201 201 201 202 7. Other 387 381 413 398 348 8. Total Assets $5,824 $6,761 $6,799 $6,906 $7,022 9. Annualized Asset Growth 16.1% 5.1%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Commercial & Industrial 23.0% Commercial Real Estate Owner-Occupied 10.5% Commercial Real Estate Non-Owner Occupied 25.4% Construction Land & Land Development 7.4% Agricultural Land 3.1% Agricultural Production 1.9% Other Commercial 4.2% Residential Mortgage 14.9% Home Equity 8.0% Other Consumer 1.6% QTD Yield = 4.64% YTD Yield = 4.59% Total Loans = $5.0 Billion Loan and Yield Detail (as of 9/30/2016) 26

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Mortgage- Backed Securities 32% Collateralized Mortgage Obligations 21% U. S. Agencies 3% Corporate Obligations 1% Tax-Exempt Municipals 43% Investment Portfolio (as of 9/30/2016)  $1.3 Billion  Modified duration of 4.1 years  Tax equivalent yield of 3.69%  Net unrealized gain of $53.3 Million 27

2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Customer Non-Maturity Deposits $3,523 $4,096 $4,140 $4,269 $4,290 2. Customer Time Deposits 784 880 841 820 795 3. Brokered Deposits 334 314 330 319 359 4. Borrowings 290 446 420 435 500 5. Other Liabilities 44 51 79 53 55 6. Hybrid Capital 122 123 122 122 122 7. Common Equity 727 851 867 888 901 8. Total Liabilities and Capital $5,824 $6,761 $6,799 $6,906 $7,022 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 28

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Deposit Detail (as of 09/30/2016) QTD Cost = .38% YTD Cost = .39% Total = $5.4 Billion 29 Demand Deposits 50% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 7%

11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 8.97% 9.06% 9.21% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 30 Capital Ratios (Target) (Target) (Target) ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 31 Net Interest Margin ® ($ in Millions) Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Net Interest Income - FTE $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 Fair Value Accretion $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 Tax Equivalent Yield on Earning Assets 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% Cost of Supporting Liabilities 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% Net Interest Margin 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $34 $38 $42 $46 $50 $54 $58 $62 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 31

32 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® – – – – – – – – – – – 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Service Charges on Deposit Accounts $15.7 $16.2 $ 4.1 $ 4.4 $ 4.7 2. Wealth Management Fees 11.7 11.3 3.1 3.0 3.3 3. Insurance Commission Income 7.4 4.1 4. Card Payment Fees 11.8 13.4 3.8 3.8 3.8 5. Cash Surrender Value of Life Ins 3.7 2.9 1.5 1.3 0.6 6. Gains on Sales Mortgage Loans 4.9 6.5 1.5 1.7 2.0 7. Securities Gains/Losses 3.6 2.7 1.0 0.7 0.8 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.0 3.1 0.8 1.5 1.7 11. Total $61.8 $69.8 $15.8 $16.4 $16.9 ($ in Millions)

33 Non-Interest Expense 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Salary & Benefits $ 96.5 $101.9 $27.3 $25.6 $26.7 2. Premises & Equipment 23.2 25.5 7.3 7.3 7.3 3. Core Deposit Intangible Amortization 2.4 2.8 1.0 1.0 1.0 4. Professional & Other Outside Services 8.1 9.9 2.2 1.5 1.2 5. OREO/Credit-Related Expense 3.4 3.9 0.7 0.9 0.6 6. FDIC Expense 3.7 3.7 1.0 1.0 0.5 7. Outside Data Processing 7.3 7.1 2.1 2.0 2.4 8. Marketing 3.5 3.5 0.7 0.9 0.6 9. Other 15.8 16.5 4.1 4.7 3.8 10. Non-Interest Expense $163.9 $174.8 $46.4 $44.9 $44.1 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

34 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Net Interest Income $ 187.0 $ 196.4 $ 54.5 $ 56.0 $ 57.7 2. Provision for Loan Losses (2.6) (0.4) (0.6) (0.8) (1.9) 3. Net Interest Income after Provision 184.4 196.0 53.9 55.2 55.8 4. Non-Interest Income 61.8 69.8 15.8 16.4 16.9 5. Non-Interest Expense (163.9) (174.8) (46.4) (44.9) (44.1) 6. Income before Income Taxes 82.3 91.0 23.3 26.7 28.6 7. Income Tax Expense (22.1) (25.6) (5.6) (6.7) (7.5) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $ 17.7 $ 20.0 $ 21.1 9. EPS $ 1.65 $ 1.72 $ 0.43 $ 0.49 $ 0.51 10. Efficiency Ratio 62.44% 61.19% 61.78% 57.33% 55.12% Earnings ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

35 Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 3. Tangible Book Value $13.96 $14.15 $14.59 $ 14.68 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 – $ 1.43 2. Dividends $ .11 $ .14 $ .14 – $ .39 2. Tangible Book Value $15.02 $15.53 $15.86 –

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.86 THE STRENGTH OF BIG. THE SERVICE OF SMALL. Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 .08 www.firstmerchants.com ® .01 .03 .05 .11 .14 2.09% Forward Dividend Yield 27.5% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value 36

37 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2014 2015 Q1-'16 Q2-'16 Q3-'16 $ % 1. Non-Accrual Loans 48.8$ 31.4$ 36.7$ 33.6$ 34.1$ 0.5$ 1.5% 2. Other Real Estate 19.3 17.3 15.6 13.2 10.2 (3.0) (22.7%) 3. Renegotiated Loans 2.0 1.9 1.0 4.3 4.0 (0.3) (7.0%) 4. 90+ Days Delinquent Loans 4.6 0.9 1.0 0.4 1.6 1.2 300.0% 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 54.3$ 51.5$ 49.9$ (1.6)$ (3.1%) 6. NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.2% 1.1% 1.0% 7. Classified Assets 191.8$ 171.8$ 170.9$ 173.2$ 173.4$ 0.2$ 0.1% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 305.8$ 297.6$ 305.8$ 8.2$ 2.8% Change Linked Quarter

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 Q1-'14 Q2-'14 Q3-'14 Q4-'14 Q1-'15 Q2-'15 Q3-'15 Q4-'15 Q1-'16 Q2-'16 Q3-'16 Cumulative Loan Income Cumulative Offset Charge-Offs Remaining Fair Value Adjustment 38 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 16.3% 43.8% 39.9% ($ in Millions) Q3-'15 Q4-'15 Q1-'16 Q2-'16 Q3-'16 1. Allowance for Loan Losses (ALLL) 62.9$ 62.5$ 62.1$ 62.2$ 63.5$ 2. Fair Value Adjustment (FVA) 37.9 47.0 47.1 42.3 37.9 3. Total ALLL plus FVA 100.8$ 109.5$ 109.2$ 104.5$ 101.4$ 4. Specific Reserves 2.0$ 1.8$ 1.4$ 2.1$ 1.6$ 5. Purchased Loans plus FVA 674.5 965.4 917.6 863.4 771.6 6. ALLL/Non-Accrual Loans 192.8% 199.0% 169.1% 185.3% 186.1% 7. ALLL/Non-purchased Loans 1.70% 1.65% 1.62% 1.56% 1.50% 8. ALLL/Loans 1.45% 1.33% 1.32% 1.29% 1.28% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.31% 2.31% 2.29% 2.15% 2.02% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 39 -50 0 50 100 150 200 250 First Merchants Corporation SNL U.S. Bank Russell 2000 Total Return Performance ® 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15% 9/30/16

40 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Looking Forward . . . ®  Continue to Win in our Markets – Geographic Community-Based Banking Model  Increase Focus on Treasury Management Services for Deposit and Fee Generation  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Mergers and Acquisitions as a Core Competency  Build or Acquire Specialty Finance Businesses and Lending Verticals  Persistent Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Capital Optimization

41 Why Invest in First Merchants?  Attractive and Growing Earnings Stream  One of SNL’s Top 25 Best-Performing Regional Banks in 2015  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

42  D. A. Davidson  FIG Partners  Keefe, Bruyette & Woods, Inc.  Piper Jaffray  Sandler O’Neill + Partners, L.P.  Stephens, Inc. Research Coverage THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

43 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

44 Appendix ®

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	684,553	726,827	739,658	749,955	766,984	850,509	867,263	887,550	900,865
Adjust for Accumulated Other Comprehensive (Income) Loss [a]	(4,150)	1,630	1,915	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)
Less: Preferred Stock			(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	56,827	56,827	51,827	55,776	55,236	55,296	55,355
Less: Tier 1 Capital Deductions			(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)
Less: Disallowed Goodwill and Intangible Assets	(200,992)	(218,755)	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)
Less: Disallowed Servicing Assets	(166)	(167)							
Less: Disallowed Deferred Tax Assets			(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)
Total Tier 1 Capital (Regulatory)	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	53,803	55,972	58,688	60,865	62,012	62,453	62,086	62,186	63,456
Total Risk-Based Capital (Regulatory)	$ 653,048	$ 685,507	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485
Net Risk-Weighted Assets (Regulatory)	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806
Total Risk-Based Capital Ratio (Regulatory)	**15.21%**	**15.34%**	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029
Less: Qualified Capital Securities	(55,000)	(55,000)	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)
Add: Additional Tier 1 Capital Deductions			4,381	2,371	3,418	2,516	1,999	1,828	1,440
Less: Preferred Stock	(125)	(125)							
Common Equity Tier 1 Capital (Regulatory)	$ 479,120	$ 509,410	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114
Net Risk-Weighted Assets (Regulatory)	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.16%**	**11.40%**	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Stockholders' Equity (GAAP)	$ 684,553	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(200,991)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tangible Common Equity (non-GAAP)	$ 483,437	$ 507,947	$ 521,500	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896
Total Assets (GAAP)	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352
Less: Intangibles Assets	(200,991)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tangible Assets (non-GAAP)	$ 5,390,392	$ 5,605,372	$ 5,659,488	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508
Tangible Common Equity Ratio (non-GAAP)	**8.97%**	**9.06%**	**9.21%**	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	5,849	5,619	5,388	6,278	6,753	6,453	6,204
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 527,349	$ 535,253	$ 552,744	$ 596,898	$ 612,092	$ 633,056	$ 647,100
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	37,781,488	37,824,649	37,873,921	40,664,258	40,749,340	40,772,896	40,799,025
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 13.96**	**$ 14.15**	**$ 14.59**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2014	2015	1Q16	2Q16	3Q16
Non Interest Expense (GAAP)	$ 164,008	$ 174,806	$ 46,475	$ 44,835	$ 44,115
Less: Core Deposit Intangible Amortization	(2,445)	(2,835)	(978)	(977)	(978)
Less: OREO and Foreclosure Expenses	(3,462)	(3,956)	(751)	(915)	(637)
Adjusted Non Interest Expense (non-GAAP)	158,101	168,015	44,746	42,943	42,500
Net Interest Income (GAAP)	187,037	196,404	54,455	55,962	57,682
Plus: Fully Taxable Equivalent Adjustment	7,921	10,975	3,136	3,256	3,402
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	194,958	207,379	57,591	59,218	61,084
Non Interest Income (GAAP)	61,816	69,868	15,837	16,385	16,861
Less: Investment Securities Gains (Losses)	(3,581)	(2,670)	(997)	(706)	(839)
Adjusted Non Interest Income (non-GAAP)	58,235	67,198	14,840	15,679	16,022
Adjusted Revenue (non-GAAP)	253,193	274,577	72,431	74,897	77,106
Efficiency Ratio (non-GAAP)	**62.44%**	**61.19%**	**61.78%**	**57.33%**	**55.12%**

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	3Q15	4Q15	1Q16	2Q16	3Q16
Loans Held for Sale (GAAP)	$ 1,943	$ 9,894	$ 3,628	$ 18,854	$ 1,482
Loans (GAAP)	4,321,715	4,693,822	4,709,907	4,791,429	4,973,844
Total Loans	4,323,658	4,703,716	4,713,535	4,810,283	4,975,326
Less: Purchased Loans	(636,581)	(917,589)	(870,507)	(821,158)	(733,715)
Non-Purchased Loans (non-GAAP)	$ 3,687,077	$ 3,786,127	$ 3,843,028	$ 3,989,125	$ 4,241,611
Allowance for Loan Losses (GAAP)	$ 62,861	$ 62,453	$ 62,086	$ 62,186	$ 63,456
Fair Value Adjustment (FVA) (GAAP)	37,922	47,057	47,104	42,291	37,898
Allowance plus FVA (non-GAAP)	$ 100,783	$ 109,510	$ 109,190	$ 104,477	$ 101,354
Total Loans	$ 4,323,658	$ 4,703,716	$ 4,713,535	$ 4,810,283	$ 4,975,326
Fair Value Adjustment (FVA) (GAAP)	37,922	47,057	47,104	42,291	37,898
Total Loans plus FVA (non-GAAP)	$ 4,361,580	$ 4,750,773	$ 4,760,639	$ 4,852,574	$ 5,013,224
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.70%**	**1.65%**	**1.62%**	**1.56%**	**1.50%**
Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP)	**2.31%**	**2.31%**	**2.29%**	**2.15%**	**2.02%**

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48 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 1Q16 2Q16 3Q16 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 945,283 $ 967,099 $ 972,182 Adjust for Accumulated Other Comprehensive (Income) Loss 1 (4,566) (9,699) (6,332) Less: Preferred Stock (125) (125) (125) Less: Tier 1 Capital Deductions (1,805) (1,427) (889) Less: Disallowed Goodwill and Intangible Assets (249,919) (249,484) (249,093) Less: Disallowed Deferred Tax Assets (2,708) (2,141) (1,334) Total Tier 1 Capital (Regulatory) 686,160 704,223 714,409 Allowance for Loan Losses includible in Tier 2 Capital 62,086 62,186 63,456 Total Risk-Based Capital (Regulatory) $ 748,246 $ 766,409 $ 777,865 Construction, Land and Land Development Loans $ 391,621 $ 352,980 $ 368,241 Concentration as a % of the Bank's Risk-Based Capital 52.3% 46.1% 47.3% Construction, Land and Land Development Loans $ 391,621 $ 352,980 $ 368,241 Investment Real Estate Loans 1,107,288 1,178,660 1,264,304 Total Construction and Investment RE Loans $ 1,498,909 $ 1,531,640 $ 1,632,545 Concentration as a % of the Bank's Risk-Based Capital 200.4% 199.8% 209.9% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.